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                                                                   EXHIBIT 10.14

                            ACCESS AND RAIL AGREEMENT

     This Access and Rail Agreement ("Agreement") is made by and among OTTER TAIL CORPORATION, F/K/A Otter Tail Power Company, a Minnesota corporation; MONTANA-DAKOTA UTILITIES CO., a division of MDU Resources Group, Inc., f/k/a Montana-Dakota Utilities Co., a Delaware corporation; NORTHWESTERN PUBLIC SERVICE, a division of NorthWestern Corporation, f/k/a Northwestern Public Service Company, a Delaware corporation, (collectively the "Big Stone Plant Co-Owners" or "Grantor"); and NORTHERN LIGHTS ETHANOL, LLC, a South Dakota limited liability company having its principal office at 1303 East Fourth Avenue, Milbank, South Dakota 57252 ("Northern Lights").

                                    RECITALS:

     A. Grantor owns the following described real property:

     See Exhibit D attached hereto and incorporated herein by reference (collectively the "Grantor's Property").






                      (This space left blank intentionally)













     B. Northern Lights has agreed to lease the following described real property from Big Stone-Grant Industrial Development and Transportation, L.L.C. ("Lessor"), and construct an ethanol facility on the site pursuant to the terms and conditions of the Big Stone Plant Property Lease dated April 18, 2001 (the "Lease"), which was filed for

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record in the office of the Register of Deeds, Grant County, South Dakota, on
September 14, 2001, at 1:15 o'clock p.m., and recorded in Book 223 of Miscellaneous on Pages 704 - 733:

     Parcel A in the Southwest Quarter (SW 1/4) of Section Twelve (12), Township One Hundred Twenty-One (121) North, Range Forty-Seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota, according to the recorded plat thereof.

     Parcel B in the Southeast Quarter (SE 1/4) of Section Eleven (11), Township One Hundred Twenty-One (121) North, Range Forty-Seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota, according to the recorded plat thereof.

     (collectively the "Ethanol Plant Property").

     C. Northern Lights wishes to obtain from Grantor the right to construct a railroad spur line (the "Northern Lights' Railroad Spur Line") and a maintenance road (the "Maintenance Road") across a portion of the Grantor's Property. The Northern Lights' Railroad Spur Line and Maintenance Road shall be located upon that portion of Grantor's Property identified on Exhibit A (the "Northern Lights' Railroad Spur Line and Maintenance Road Areas").

     D. Grantor owns and operates a railroad spur line upon the Grantor's Property which railroad spur line is identified on Exhibit B (the "Grantor's Railroad Spur Line") and connects with the railroad mainline owned by the Burlington Northern Sante Fe Railroad (the "Burlington Northern Santa Fe Railroad Mainline").

     E. Northern Lights wishes to obtain from Grantor the right to move rail cars across Grantor's Railroad Spur Line to and from the Burlington Northern Sante Fe Railroad Mainline and Northern Lights' Railroad Spur Line.

     F. Northern Lights also wishes to obtain an easement from Grantor ingress and egress over an access road located on that portion of Grantor's Property identified on Exhibit C (the "Access Road").

     G. Grantor agrees to provide such rights to Northern Lights, subject to the terms and conditions of this Agreement.

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     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Northern Lights, and Northern Lights' agreement to lease Parcels A and B from Lessor, the parties agree as follows:

     1. NORTHERN LIGHTS' RAILROAD SPUR LINE. Grantor grants to Northern Lights and Northern Lights' successors, assigns, agents, employees, invitees and rail carriers an exclusive right to construct, maintain, repair, replace and operate the Northern Lights' Railroad Spur Line and Maintenance Road upon the Northern Lights' Railroad Spur Line and Maintenance Road Area; and the exclusive use of the Northern Lights Railroad Spur Line and Maintenance Road Areas. Northern Lights, at its sole cost and expense, agrees to construct, maintain, repair, replace and operate the Northern Lights Railroad Spur Line and Maintenance Road.

     2. RAIL ACCESS. Grantor grants to Northern Lights and Northern Lights' successors, assigns, agents, employees, invitees and rail carriers a nonexclusive right to ingress and egress over, upon and across the Grantor's Railroad Spur Line for purposes of railcar movement to and from the Burlington Northern Santa Fe Railroad Mainline to the Northern Lights Railroad Spur Line. Grantor agrees to maintain, repair and replace the Grantor's Railroad Spur Line. The cost of maintaining, repairing and replacing the Grantor's Railroad Spur Line shall be shared by the parties in proportion to their usage of the Grantor's Railroad Spur Line. In the event that Grantor fails to maintain, repair and replace Grantor's Railroad Spur Line so as to permit Northern Lights to utilize Grantor's Railroad Spur Line for the purposes of moving railcars to and from its ethanol plant, Northern Lights may, but shall be under no obligation, to perform such maintenance, repairs or replacement of Grantor's Railroad Spur Line, and may enter upon the Grantor's Property for such purposes and take such action thereon as, in Northern Lights' option, may be necessary or appropriate therefor: (a) in the event of an emergency, at any time and without any notice; (b) in the event of a non-emergency, at any time after such failure continues for more than 30 days after written notice thereof from Northern Lights (or if the failure is of such a character as to require more than 30 days to cure and Grantor continues to use reasonable diligence in curing such failure, at any time after that period of time reasonably necessary to cure such failure).

     3. ACCESS ROAD. Grantor grants to Northern Lights and Northern Lights' successors, assigns, agents, employees, invitees, and rail carriers, a nonexclusive right over, upon and across the Access Road (as depicted on Exhibit
C) for driveway and ingress and egress purposes. Grantor agrees to maintain, repair and replace the Access Road so long as Northern Lights does not utilize the Access Road for moving corn and finished products to and from the Ethanol Plant Property. In the event that Northern Lights begins using the Access Road for the purpose of moving corn or finished products

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to and from the Ethanol Plant Property and roads dedicated to public use, the parties shall share the cost and expense of maintaining, repairing and replacing the Access Road in proportion to their respective usage of the Access Road. In the event that Grantor fails to maintain, repair and replace the Access Road so as to permit Northern Lights to utilize the Access Road for ingress and egress to the Ethanol Plant Property, Northern Lights may, but shall be under no obligation to, perform such maintenance, repairs or replacement of the Access Road at the expense of Grantor, and may enter upon the Access Road for such purposes and take such action thereon as, in Northern Lights' option, may be necessary or appropriate therefor: (a) in the event of an emergency, at any time and without any notice; (b) in the event of a non-emergency, at any time after such failure continues for more than 30 days after written notice thereof from Northern Lights (or if the failure is of such a character as to require more than 30 days to cure and Grantor continues to use reasonable diligence in curing such failure, at any time after that period of time reasonably necessary to cure such failure).

     4. LEASEHOLD RIGHTS. Northern Lights' rights under this Agreement, and those of its successors, assigns, agents, employees, invitees, and rail carriers, are incident to and contingent upon the continuance of their leasehold rights under the Lease. If Northern Lights' rights, and those of its successors, assigns, agents, employees, invitees, and rail carriers terminate under the Lease, then this Agreement shall also terminate at said time.

     5. PAYMENT OF MAINTENANCE COSTS. All amounts billed by either party to the other for reimbursement of maintenance costs described in this Agreement shall be due within 30 days following the date of receipt of the billing statement. All amounts payable by either party under any of the provisions of this Agreement shall bear interest from the date they become delinquent until paid at the rate of 4% per annum in excess of the rate of interest per annum as published in THE WALL STREET JOURNAL as the "High Prime Rate," or the "Prime Rate" if only one "Prime Rate" is published, as the same may fluctuate from time-to-time. If THE WALL STREET JOURNAL ceases to publish a "High Prime Rate" or "Prime Rate," then the "High Prime Rate" or "Prime Rate" shall be determined by reference to a similar publication.

     6. INDEMNIFICATION. Each party agrees to indemnify, defend and hold harmless the other party from and against any and all claims, demands, losses, damages, liabilities and expenses of all suits, actions and judgments arising out of or in any way related to constructing, maintaining and repairing the roads and spur lines described in this Agreement.

     7. DURATION. This Agreement and the parties' rights and obligations shall commence upon execution of this Agreement and shall remain in effect unless and until

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the earlier of the date that the parties or their respective successors or assigns mutually agree to terminate this Agreement, or the termination of the Lease.

     8. BENEFIT. The rights of Northern lights described herein shall run with the land and shall inure to the benefit of and be binding upon Grantor and Northern Lights, and their respective successors and assigns.

     9. NO PUBLIC DEDICATION. Nothing contained in this Agreement shall be deemed a gift or dedication of any portion of the Grantor's Property to or for the general public or for any public purpose whatsoever.

     10. NO PARTNERSHIP CREATED. None of the terms or provisions of this Agreement shall be deemed to create a partnership between or among the parties and their respective businesses. Nor shall it cause them to be considered joint venturers or members in any joint enterprise.

     11. GOVERNING LAW/JURISDICTION. This Agreement shall be governed by the laws of the State of South Dakota. The parties consent to the jurisdiction of the courts of the State of South Dakota and agree that any action arising out of or to enforce this Agreement must be brought and maintained in South Dakota.

     Dated this 18th day of April, 2001.

                              OTTER TAIL CORPORATION

                              By: /s/ Ward Uggerud
                                 --------------------------------------
                              Its: VP, COO, Energy Supply
                                 --------------------------------------


                              MONTANA-DAKOTA UTILITIES CO.,
                              A Division of MDU Resources Group, Inc.

                              By: /s/ Bruce Imsdahl
                                 --------------------------------------
                              Its: VP Energy Supply
                                 --------------------------------------

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                             NORTHWESTERN PUBLIC SERVICE,
                             a Division of NorthWestern Corporation

                             By: /s/ Gregory Trandem
                                 --------------------------------------
                             Its: Vice President Energy Operations
                                 --------------------------------------

                             NORTHERN LIGHTS ETHANOL, LLC,

                             By: /s/ Delton Strasser
                                 --------------------------------------
                                    Title:   President of Board of Managers

STATE OF SOUTH DAKOTA )
                     :SS
COUNTY OF OTTERTAIL   )

     On this the 19 day of April, 2001, before me, Deborah A. Kleven, the undersigned officer, personally appeared Ward Uggerud, who acknowledged himself to be the VP, COO Energy Supply of Otter Tail Corporation, a corporation, and that he, as such VP, COO Energy Supply being authorized so to do, executed the foregoing instrument for the purposes herein contained, by signing the name of the corporation himself as VP, COO Energy Supply.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Deborah A. Kleven
                                      ---------------------------------
                                      Notary Public - Minnesota


My commission expires: 01-31-05

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STATE OF NORTH DAKOTA )
                     :SS
COUNTY OF BURLEIGH    )

     On this the 24th day of April, 2001, before me, Mary Brandt, the undersigned office, personally appeared Bruce Imsdahl, who acknowledged himself to be the VP Energy Supply of Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a corporation, and that he, as such VP Energy Supply being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP Energy Supply.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Mary Brandt
                                      ---------------------------------
                                      Notary Public - North Dakota


My commission expires: 03-09-05


STATE OF SOUTH DAKOTA )
                     :SS
COUNTY OF MINNEHAHA   )

     On this the 20th day of April, 2001, before me, Alan Dietrich, the undersigned office, personally appeared Gregory Trandem, who acknowledged himself to be the VP, Energy Operations of Northwestern Public Service, a Division of NorthWestern Corporation, a corporation, and that he, as such VP, Energy Operations being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP, Energy Operations.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Alan Dietrich
                                      ---------------------------------
                                      Notary Public - South Dakota


My commission expires: May 30, 2009

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STATE OF SOUTH DAKOTA )
                     :SS
COUNTY OF GRANT       )

     On this the 18th day of April, 2001, before me the undersigned officer, personally appeared Del Strasser, who acknowledged himself to be the President of the Board of Managers of Northern Lights Ethanol, LLC, a limited liability company, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ James M. Wiederrich
                                      ---------------------------------
                                      Notary Public - South Dakota
                                      My commission expires: June 12, 2004

PREPARED BY:
James M. Weiderrich
Elizabeth A. Lewis
Woods, Fuller, Shultz & Smith P.C.
300 South Phillips Ave., Suite 300
Post Office Box 5027
Sioux Falls, South Dakota 57117-5027
605-336-3890

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                                    EXHIBIT A
                          TO ACCESS AND RAIL AGREEMENT

           [Plat Drawing of Easements No. 1 and No. 2 not reproduced]

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                                    EXHIBIT B
                          TO ACCESS AND RAIL AGREEMENT

         [Plat Drawing of Big Stone Plant Railroad Line not reproduced]

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                                    EXHIBIT C
                          TO ACCESS AND RAIL AGREEMENT

                  [Plat Drawing of Access Road not reproduced]

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                                    EXHIBIT D
                          TO ACCESS AND RAIL AGREEMENT

The Grantor's Property is described as follows:

Northwest Quarter (NW 1/4) and the Northeast Quarter (NE 1/4) of Section Thirteen (13), Township One-Hundred Twenty-One (121) North, Range Forty-Seven
(47) West of the Fifth (5th) P.M., Grant County, South Dakota.

Southeast Quarter of the Southwest Quarter (SE 1/4 SW 1/4), except Burlington Northern Santa Fe railroad right-of-way; and the West Half of the Southeast Quarter (W 1/2 SE 1/4) lying northerly of the present right-of-way of Chicago, Milwaukee, St. Paul and Pacific Railway Company; and that part of Outlot 47 (which is also described as the Northeast Quarter of the Southeast Quarter (NE 1/4 SE 1/4), except Outlot Forty-Eight (48), and including the abandoned right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, all in Section Eighteen (18), Township One-Hundred Twenty-One (121) North, Range Forty-Six (46) West of the Fifth (5th) P.M., Grant County, South Dakota, according to plat thereof on file and of record in the office of the Register of Deeds of said county and state.

South Half of Northwest Quarter (S 1/2 NW 1/4); and the North Half of the Southwest Quarter (N 1/2 SW 1/2), except railroad right-of-way; and except Hay's Outlot located in the Northwest Quarter of the Southwest Quarter (NW 1/4 SW 1/4) and the Southwest Quarter of the Northwest Quarter (SW 1/4 NW 1/4); and except a metes and bounds tract of land described as follows: Commencing at the southwest corner of the Northwest Quarter of the Southwest Quarter (NW 1/4 SW 1/4), thence North Forty-Five (45) rods, thence East Sixteen (16) rods, thence South Forty-Five (45) rods, thence West Sixteen (16) rods to the place of beginning (now known as Lots 1, 2 and 3, Replat of Lot C in Northwest Quarter of the Southwest Quarter (NW 1/4 SW 1/4) of 18-121-46), according to plat thereof on file and of record in the office of the Register of Deeds of said county and state.

North Half of the Northwest Quarter (N 1/2 NW 1/4), except township road deeded at Deed Record 58, page 561, in Section Eighteen (18), Township One-Hundred Twenty-One (121) North, Range Forty-Six (46) West of the Fifth (5th) P.M., Grant County, South Dakota.

West One-Thousand Six-Hundred and Thirteen (1,613) feet of that part of the Northeast Quarter (NE 1/4) lying South of the highway known as the Yellowstone Trail, passing in an easterly direction through said quarter section, except that part

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deeded for cemetery purposes to St. Charles Catholic Church, but including the abandoned railroad right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railway Co., all in Section Eighteen (18), Township One-Hundred Twenty-One (121) North, Range Forty-Six (46) West of the Fifth (5th) P.M., Grant County, South Dakota, according to plat thereof on file and of record in the office of the Register of Deeds of said county and state.

Northeast Quarter (NE 1/4) lying North of the highway known as the Yellowstone Trail, except the Cheese Company Outlot, in Section Eighteen (18), Township One-Hundred Twenty-One (121) North, Range Forty-Six (46) West of the Fifth (5th) P.M., Grant County, South Dakota, according to plat thereof on file and of record in the office of the Register of Deeds of said county and state.